UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

SECTION 5

ITEM 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company held its Annual Meeting of Stockholders on October 29, 2014.  The number of common shares represented at the Annual Meeting of Stockholders was 11,661,806.  The stockholders voted on the following proposals:

Proposal I - Election of Directors to:

three-year terms ending on the date of the Annual Meeting of Stockholders in 2017:

Nominee

For

Withheld

Non-Vote

Thomas E. Chorman

10,877,996

73,965

709,845

David A. Dunbar

10,872,087

79,874

709,845

Roger L. Fix

10,618,376

333,585

709,845

Daniel B. Hogan

10,794,675

157,286

709,845

one-year term ending on the date of the Annual Meeting of Stockholders in 2015:

Nominee

For

Withheld

Non-Vote

Jeffrey S. Edwards

10,835,636

116,325

709,845

Proposal II – Advisory vote on the total compensation paid to the executives of the Company:

For

10,664,795

Against

104,601

Abstain

182,565

Broker Non-Vote

709,845

Proposal III - Ratification of appointment of Grant Thornton LLP as Independent Public Accountants of the Company for the fiscal year ending June 30, 2015:

For

11,612,932

Against

25,780

Abstain

23,094

Broker Non-Vote

--0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

 /s/ Thomas DeByle

Thomas DeByle Chief Financial Officer

Date: October 30, 2014

Signing on behalf of the registrant and as principal financial officer